EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HF Financial Corp. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curtis L. Hage, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President and Chief Executive Officer

Date:	February 10, 2004

*                                         A signed original of this written statement required by Section 906 has been provided to HF Financial Corp. and will be retained by HF Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.